LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED NOVEMBER 1, 2012 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED SEPTEMBER 1, 2012, OF

WESTERN ASSET OREGON MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated September 1, 2012, as supplemented on November 1, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated September 1, 2012, as supplemented on November 1, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated April 30, 2012, are incorporated by reference into this Summary Prospectus.

The following supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Summary Prospectus, Prospectus and Statement of Additional Information:

All outstanding Class B shares of the fund will be converted into Class A shares of the fund as soon as practicable on or about December 14, 2012 (the “Conversion Date”). The conversion of Class B shares into Class A shares will occur at the close of business on the Conversion Date. The conversion is not expected to be a taxable event for federal income tax purposes, and should not result in recognition of gain or loss by converting shareholders.

Effective as of the close of business two days prior to the Conversion Date (approximately December 12, 2012), the fund will no longer offer Class B shares for incoming exchanges or dividend reinvestment.

Please retain this supplement for future reference.

WASX015104